Exhibit 10.3

June 24, 2021

ION Acquisition Corp 2 Ltd.
89 Medinat Hayehudim Street
Herzliya 4676672, Israel

Innovid, Inc.
30 Irving Place, 12th floor
New York, NY 10003
Attention: Nabilah Irshad
Email: nabilah@innovid.com

Re: Company Stockholder Support Agreement

Ladies and Gentlemen:

This letter agreement (this “Company Stockholder Support Agreement”) is being delivered to ION Acquisition Corp 2 Ltd., a Cayman Islands exempted company limited by shares (which shall migrate to and domesticate as a Delaware corporation prior to the Closing (as defined in the Merger Agreement)) (together with its successor, “Acquiror”), and Innovid, Inc., a Delaware corporation (the “Company”), by the party listed on the signature pages hereto as a “Stockholder” (the “Stockholder”) in connection with that certain Agreement and Plan of Merger, dated as of the date hereof, by and among Acquiror, the Company, and the other parties thereto (the “Merger Agreement”) and the transactions contemplated thereby or relating thereto (including the PIPE Investment, the “Business Combination”). Certain capitalized terms used herein are defined in Section 8 hereof. Capitalized terms used but not otherwise defined herein have the respective meanings ascribed to such terms in the Merger Agreement.

As of the date hereof, the Stockholder is the owner of record and Beneficially Owns (as defined below) the shares of Company Capital Stock identified on Schedule A hereto (collectively, the “Covered Shares”).

Unless the context of this Company Stockholder Support Agreement otherwise requires, (i) words of any gender include each other gender, (ii) words using the singular or plural number also include the plural or singular number, respectively, (iii) the terms “hereof,” “herein,” “hereby,” “hereto” and derivative or similar words refer to this entire Company Stockholder Support Agreement, (iv) the terms “Section” and “Schedule” refer to the specified Section or Schedule of or to this Company Stockholder Support Agreement unless otherwise specified, (v) the word “including” shall mean “including without limitation,” (vi) the word “or” shall be disjunctive but not exclusive and have the meaning represented by the term “and/or”, and (vii) the phrase “to the extent” means the degree to which a subject matter or other thing extends, and such phrase shall not mean simply “if”.

In order to induce the Company and Acquiror to enter into the Merger Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Stockholder hereby agrees with the Company and, at all times prior to any valid termination of this Company Stockholder Support Agreement, Acquiror as follows:

1.	The Stockholder irrevocably agrees that it, he or she shall, at any meeting of the stockholders of the Company (whether annual or special, however called and including any adjournment or postponement thereof) or in any other circumstance in which the vote, consent or other approval of the stockholders of the Company is sought:

(a)	vote all Covered Shares owned by it, him or her in favor of the Business Combination and each other proposal related to the Business Combination;

b.	appear at such meeting or otherwise cause such Covered Shares to be counted as present thereat for the purpose of establishing a quorum;

c.	vote (or execute and return an action by written consent), or cause to be voted, or validly execute and return and cause such consent to be granted with respect to, all of such Covered Shares against any Company Alternative Transaction or any other action that would reasonably be expected to materially frustrate the purposes of or impede, interfere with, delay, postpone or adversely affect the First Merger or any of the other transactions contemplated by the Merger Agreement or result in a breach of any covenant, representation or warranty or other obligation or agreement of the Company under the Merger Agreement or any other agreement entered into by the Company or the Stockholder in connection with the Business Combination or result in any of the conditions set forth in Article IX of the Merger Agreement not being fulfilled, result in a breach of any covenant, representation or warranty or other obligation or agreement of the Stockholder contained in this Company Stockholder Support Agreement or change in any manner the dividend policy or capitalization of, including the voting rights of, any Company Capital Stock;

d.	vote (or execute and return an action by written consent), or cause to be voted, or validly execute and return and cause such consent to be granted with respect to, all of such Covered Shares against any change in business, management or board of directors of the Company or any recapitalization, reorganization, liquidation or winding up of the Company (other than in connection with the Business Combination as contemplated by the Transaction Agreements); and

e.	not redeem, or seek to redeem, any Covered Shares owned by it, him or her in connection with the Company Stockholder Approval or otherwise.

The obligations of the Stockholder specified in this Section 1 shall apply whether or not the First Merger or any action described above is recommended by the board of directors of the Company or if the board of directors of the Company has changed, withdrawn, withheld, amended, qualified or modified, or (privately or publicly) proposed to change, withdraw, withhold, amend, qualify or modify the Company Board Recommendation; provided that nothing herein shall amend, limit or otherwise modify any right or obligation contained in the Merger Agreement.

From and after the date hereof until the valid termination of this Company Stockholder Support Agreement in accordance with its terms, the Stockholder shall not, without the prior written consent of Acquiror (not to be unreasonably withheld, conditioned or delayed), grant any proxy, consent or power of attorney, or enter into any voting trust or other agreement or arrangement, in each case with respect to the voting of any Covered Shares and with respect to any vote on the approval and adoption of the Merger Agreement or any other matters set forth in this Section 1 that is inconsistent with such Person’s obligations under this Company Stockholder Support Agreement.

2.	The Stockholder hereby agrees and acknowledges that prior to any valid termination of this Company Stockholder Support Agreement, Acquiror would be irreparably injured in the event of a breach by the Stockholder of its, his or her obligations under Section 1 or Section 3, as applicable, of this Company Stockholder Support Agreement. Further, monetary damages would not be an adequate remedy for any breach described in the foregoing sentence and the non-breaching parties shall be entitled to an injunction, specific performance or other equitable relief, in addition to any other remedy that such parties may have in law or in equity, in the event of any such breach (without providing any bond or other security in connection with any such remedy). The Stockholder hereby agrees that it, he or she will not allege, and hereby waives the defense, that Acquiror or the Company, as applicable, has an adequate remedy at law or that an award of specific performance is not an appropriate remedy for any reason at law or equity.

3.	Transfers.

(a)	The Stockholder shall not Transfer any Covered Shares until the earlier of (i) without limiting Section 3(b), the consummation of the Closing (the “Effective Time”) or (ii) the valid termination of this Company Stockholder Support Agreement in accordance with its terms; provided, however, that such Transfer shall be permitted (x) as required or expressly contemplated by the Merger Agreement or any other Transaction Agreements, or (y) in accordance with Section 3(c).

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(b)	In the event the Business Combination is consummated, the Stockholder shall not Transfer any Equity Securities of the Acquiror Beneficially Owned or held by it, him or her immediately following the Effective Time (the “Covered Acquiror Securities”) until the Lock-Up Termination Date. “Lock-Up Termination Date” means the earlier of (i) the date that is one hundred eighty days after the Closing Date or (ii) the “Lock-Up Termination Date” as set forth in the Sponsor Support Agreement.

(c)	Notwithstanding the provisions set forth in Section 3(a) or Section 3(b), Transfers of the Covered Shares or the Covered Acquiror Securities (as applicable) that are held by the Stockholder or any of its permitted transferees (that have complied with this Section 3(c)), are permitted (i) to the Company’s officers or directors, any Affiliate or any immediate family member of any of the Company’s officers or directors or any members or partners of the Stockholder or their respective Affiliates, or any Affiliates of the Stockholder; (ii) in the case of an individual, by gift to a member of such individual’s immediate family or to a trust, the beneficiary of which is a member of such individual’s immediate family, an Affiliate of such individual, or to a charitable organization; (iii) in the case of an individual, by virtue of laws of descent and distribution upon death of such individual; (iv) in the case of an individual, pursuant to a qualified domestic relations order; (v) to a nominee or custodian of a Person to whom a Transfer would be permitted under clauses (i) through (iv) above; or (vi) to Acquiror, the Company, or the Sponsor; provided, however, that in each case of clauses (i) through (v), these permitted transferees must, before any such Transfer is effected, enter into a written agreement with the Company and Acquiror agreeing to be bound by this Company Stockholder Support Agreement (including provisions relating to voting, the Trust Account, transfer restrictions, and liquidating distributions).

4.	The Stockholder hereby agrees that, during the period commencing on the date hereof and ending upon the valid termination of this Company Stockholder Support Agreement in accordance with its terms, without the prior written consent of Acquiror, the Stockholder shall not and shall instruct and use reasonable best efforts to cause its Representatives acting on its behalf not to, directly or indirectly, solicit or initiate, engage in or enter into discussions, negotiations or transactions with, or knowingly encourage, or provide any information to, any Person (other than Acquiror and its Representatives) or enter into or deliver any agreement (including confidentiality agreement, letter of intent, term sheet, indication of interest, indicative proposal or other agreement or instrument), in each case concerning any Company Alternative Transaction; provided, that, the execution, delivery and performance of the Merger Agreement and the other Transaction Agreements and the consummation of the Transactions shall not be deemed a violation of this Section 4 or Section 8.03(a) of the Merger Agreement; and provided, further, that the Stockholder shall as promptly as practicable advise Acquiror of any inquiry or proposal regarding a Company Alternative Transaction it or its Representatives may receive following the date hereof (including the terms related thereto) and shall immediately discontinue any and all discussions or negotiations relating to any Company Alternative Transaction.

5.	Solely in connection with and only for the purpose of the First Merger, to the extent not prohibited by applicable Law, the Stockholder hereby irrevocably and unconditionally waives and agrees not to assert, claim or perfect any rights of appraisal in connection with or rights to dissent from the First Merger that the Stockholder may have by virtue of ownership of the Covered Shares.

6.	The Stockholder hereby represents and covenants that it has not entered into, and, prior to the valid termination of this Company Stockholder Support Agreement in accordance with its terms, shall not enter into, any Contract that could restrict, limit or interfere with the performance of the Stockholder’s obligations hereunder.

7.	The Stockholder currently, and as of the Closing will, Beneficially Own all of the outstanding Covered Shares, except in connection with the Secondary Sale or for those Covered Shares Beneficially Owned by a permitted transferee in accordance with Section 3(c). The Covered Shares Beneficially Owned by the Stockholder as of the date hereof are set forth on Schedule A hereto. As of the date of this Company Stockholder Support Agreement, neither the Stockholder nor any of its Affiliates Beneficially Own any Company Capital Stock except as set forth on Schedule A and except for any equity awards granted under the Company Incentive Plan.

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8.	As used herein, (i) “Beneficially Own” has the meaning ascribed to it in Section 13(d) of the Securities Exchange Act; and (ii) “Transfer” means the (a) sale or assignment of, offer to sell, contract or agreement to sell, hypothecate, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of, in each case, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act and the rules and regulations of the SEC promulgated thereunder with respect to any security, (b) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of, or interest in, any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (c) public announcement of any intention to effect any transaction specified in clause (a) or (b).

9.	This Company Stockholder Support Agreement and the other agreements referenced herein constitute the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersede all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby, including, without limitation, with respect to the Stockholder. This Company Stockholder Support Agreement may not be changed, amended, modified or waived as to any particular provision, except by a written instrument executed by Acquiror, the Company and the Stockholder.

10.	No party hereto may assign either this Company Stockholder Support Agreement or any of its rights, interests or obligations hereunder, other than in conjunction with Transfers expressly permitted by Section 3 (and subject to the terms thereof), without the prior written consent of the other parties. Any purported assignment in violation of this Section 10 shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee or transferee. This Company Stockholder Support Agreement shall be binding on the Stockholder, Acquiror and the Company and their respective successors, heirs and permitted assigns or transferees.

11.	Nothing in this Company Stockholder Support Agreement shall be construed to confer upon, or give to, any Person or corporation other than the parties hereto any right, remedy or claim under or by reason of this Company Stockholder Support Agreement or of any covenant, condition, stipulation, promise or agreement hereof. All covenants, conditions, stipulations, promises and agreements contained in this Company Stockholder Support Agreement shall be for the sole and exclusive benefit of the parties hereto and their successors, heirs, personal representatives and permitted assigns or transferees.

12.	This Company Stockholder Support Agreement may be executed in any number of original, electronic or facsimile counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

13.	This Company Stockholder Support Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Company Stockholder Support Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Company Stockholder Support Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

14.	This Company Stockholder Support Agreement, and all Actions or causes of action based upon, arising out of, or related to this Company Stockholder Support Agreement or the transactions contemplated hereby, shall be governed by, and construed in accordance with, the internal substantive Laws of the State of Delaware applicable to contracts entered into and to be performed solely within such state, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of Laws of another jurisdiction. Any Action based upon, arising out of or related to this Company Stockholder Support Agreement or the transactions contemplated hereby shall be brought in the Delaware Court of Chancery, and if the Delaware Court of Chancery does not have or take jurisdiction over such Action, any other federal or state courts located in the State of Delaware, and each of the parties irrevocably submits to the exclusive jurisdiction of each such court in any such Action, waives any objection it may now or hereafter have to personal jurisdiction, venue or to convenience of forum, agrees that all claims in respect of the Action shall be heard and determined only in any such court, and agrees not to bring any Action arising out of or relating to this Company Stockholder Support Agreement or the transactions contemplated hereby in any other court. Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by Law or to commence legal proceedings or otherwise proceed against any other party in any other jurisdiction, in each case, to enforce judgments obtained in any Action brought pursuant to this Section 14. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION BASED UPON, ARISING OUT OF OR RELATED TO THIS COMPANY STOCKHOLDER SUPPORT AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

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15.	Any notice, consent or request to be given in connection with any of the terms or provisions of this Company Stockholder Support Agreement shall be in writing and shall be sent or given in accordance with the terms of Section 11.02 of the Merger Agreement to the applicable party at its principal place of business or if to the Stockholder, to the address of such Stockholder as indicated on such Stockholder’s signature page hereto.

16.	This Company Stockholder Support Agreement shall terminate upon the earlier to occur of (i) the Closing (other than Section 3(b), which shall remain in full force and effect), (ii) the valid termination of the Merger Agreement in accordance with its terms, or (iii) the mutual agreement of the parties hereto. In the event of a valid termination of the Merger Agreement in accordance with its terms, this Company Stockholder Support Agreement shall be of no force and effect. No such termination shall relieve the Stockholder or Acquiror from any liability resulting from a breach of this Company Stockholder Support Agreement occurring prior to such termination.

17.	The Stockholder hereby represents and warrants to Acquiror and the Company as follows: (i) if the Stockholder is not an individual, it is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized, and the Stockholder has all necessary power and authority to execute, deliver and perform this Company Stockholder Support Agreement and consummate the transactions contemplated hereby; (ii) if the Stockholder is an individual, such Person has full legal capacity, right and authority to execute and deliver this Company Stockholder Support Agreement and to perform his or her obligations hereunder; (iii) this Company Stockholder Support Agreement has been duly executed and delivered by the Stockholder and, assuming due authorization, execution and delivery by the other parties to this Company Stockholder Support Agreement, this Company Stockholder Support Agreement constitutes a legally valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with the terms hereof (subject to the Enforceability Exceptions); (iv) the execution and delivery of this Company Stockholder Support Agreement by the Stockholder does not, and the performance by the Stockholder of his, her or its obligations hereunder will not, (A) if the Stockholder is not an individual, conflict with or result in a violation of the Organizational Documents of the Stockholder, or (B) require any consent or approval that has not been given or other action that has not been taken by any third party (including under any Contract binding upon the Stockholder or the Stockholder’s Covered Shares), in each case, to the extent such consent, approval or other action would prevent, enjoin or materially delay the performance by the Stockholder of his, her or its obligations under this Company Stockholder Support Agreement; (v) there are no Actions pending against the Stockholder or, to the knowledge of the Stockholder, threatened against the Stockholder, before (or, in the case of threatened Actions, that would be before) any arbitrator or any Governmental Authority, which in any manner challenges or seeks to prevent, enjoin or materially delay the performance by the Stockholder of its, his or her obligations under this Company Stockholder Support Agreement; (vi) except for fees described on Schedule 4.21 of the Company Disclosure Schedules, no financial advisor, investment banker, broker, finder or other similar intermediary is entitled to any fee or commission from the Stockholder or any of its Subsidiaries or any of their respective Affiliates in connection with the Merger Agreement or this Company Stockholder Support Agreement or any of the respective transactions contemplated thereby and hereby, in each case, based upon any arrangement or agreement made by or, to the knowledge of the Stockholder, on behalf of the Stockholder, for which Acquiror, the Company or any of their respective Affiliates would have any obligations or liabilities of any kind or nature; (vii) the Stockholder has had the opportunity to read the Merger Agreement and this Company Stockholder Support Agreement and has had the opportunity to consult with its tax and legal advisors; (viii) the Stockholder has not entered into, and shall not enter into, any agreement that would restrict, limit or interfere with the performance of the Stockholder’s obligations hereunder; (ix) the Stockholder has good title to all Covered Shares, and there exist no Liens or any other limitation or restriction affecting ownership (including, without limitation, any restriction on the right to sell or otherwise dispose of such Covered Shares (other than Transfer restrictions under the Securities Act)) affecting any such Covered Shares, other than pursuant to (A) this Company Stockholder Support Agreement, (B) the Organizational Documents of Stockholder, (C) the Organizational Documents of the Company, (D) the Merger Agreement, and (E) the Affiliate Agreements listed on Schedule 4.22 of the Company Disclosure Schedules; and (x) the Covered Shares identified on Schedule A are the only shares of Company Capital Stock Beneficially Owned or of record by the Stockholder as of the date hereof, and the Stockholder is not subject to any proxy, voting trust or other agreement or arrangement with respect to the voting of such Covered Shares, except as provided in this Company Stockholder Support Agreement, the Organizational Documents of the Company, and the Affiliate Agreements listed on Schedule 4.22 of the Company Disclosure Schedules.

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18.	If, and as often as, (a) there are any changes in any Equity Securities of the Company by way of stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization, recapitalization or business combination, or by any other similar means that result in the Stockholder acquiring new shares of Company Capital Stock, (b) the Stockholder purchases or otherwise acquires beneficial ownership of any shares of Company Capital Stock after the date of this Company Stockholder Support Agreement, or (c) the Stockholder acquires the right to vote or share in the voting of any shares of Company Capital Stock after the date of this Company Stockholder Support Agreement (such shares of Company Capital Stock in clauses (a) through (c), the “New Securities”), then, in each case, such New Securities acquired or purchased by the Stockholder shall be subject to the terms of this Company Stockholder Support Agreement to the same extent as if they constituted Covered Shares of the Stockholder as of the date hereof. Nothing in this Section 18 shall limit, restrict or modify any liability or other obligation of the Company under the Merger Agreement.

19.	Each of the parties hereto agrees to execute and deliver hereafter any further document, agreement or instrument of assignment, transfer or conveyance as may be necessary or desirable to effectuate the purposes hereof and as may be reasonably requested in writing by another party hereto.

20.	Notwithstanding any provision of this Company Stockholder Support Agreement to the contrary, no Stockholder makes any agreement or understanding in this Company Stockholder Support Agreement in his or her capacity as a director or officer of the Company (if such Stockholder holds such office). Nothing in this Agreement shall affect or otherwise modify the rights and obligations of any Stockholder in his or her capacity as a director or officer of the Company.

[signature page follows]

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Sincerely,

AMOS AND DAUGHTER INVESTMENTS AND PROPERTIES LTD.

By:	/s/ Eri M Steimatrky
Title:	CEO

[SIGNATURE PAGE TO COMPANY SUPPORT AGREEMENT]

Sincerely,

CERCA PARTNERS L.P.

By:	/s/ Haleli Barath
Title:	General Partner

By:	/s/ Ofer Katz
Title:	General Partner

[SIGNATURE PAGE TO COMPANY SUPPORT AGREEMENT]

Sincerely,

CISCO SYSTEMS, INC.

By:	/s/ Evan Sloves
Name:	Evan Sloves
Title:	Secretary and VP, Legal and Deputy General Counsel

[SIGNATURE PAGE TO COMPANY SUPPORT AGREEMENT]

Sincerely,

GENESIS PARTNERS III L.P.

By:	/s/ Jonathan Saacks
Name:	Jonathan Saacks
Title:	General Partner

[SIGNATURE PAGE TO COMPANY SUPPORT AGREEMENT]

Sincerely,

IBEX ISRAEL FUND LLLP

BY: IBEX GP LLC its general partner

By:	/s/ Brian T Abrams
Name:	President
Title:	General Partner

[SIGNATURE PAGE TO COMPANY SUPPORT AGREEMENT]

Sincerely,

Deutsche Telekom Capital Partners Management GmbH, acting as Managing Limited Partner of Lauderdale GmbH & Co. KG

By:	/s/ Vicente Vento Bosch
Name:	Vicente Vento Bosch
Title:	CEO of Deutsche Telekom Capital Partners Management GmbH

[SIGNATURE PAGE TO COMPANY SUPPORT AGREEMENT]

Sincerely,

NEWSPRING GROWTH CAPITAL III-A, L.P.

By:	/s/ Mike DiPiano
Name:	Mike DiPiano
Title:	Partner

[SIGNATURE PAGE TO COMPANY SUPPORT AGREEMENT]

Sincerely,

SEQUOIA CAPITAL

By:	/s/ Gili Raanan
Name:	Gili Raanan

[SIGNATURE PAGE TO COMPANY SUPPORT AGREEMENT]

Sincerely,

Mr. TAL CHALOZIN

By:	/s/ Mr. Tal Chalozin

[SIGNATURE PAGE TO COMPANY SUPPORT AGREEMENT]

Sincerely,

VINTAGE CO-INVESTMENT FUND I (CAYMAN) L.P.

By:	/s/ Abe Finkelstein
Name:	Abe Finkelstein
Title:	Director

By:	/s/ Asaf Ben Zeev
Name:	Asaf Ben Zeev
Title:	General Counsel

[SIGNATURE PAGE TO COMPANY SUPPORT AGREEMENT]

Sincerely,

VINTAGE CO-INVESTMENT FUND I (ISRAEL) L.P.

By:	/s/ Abe Finkelstein
Name:	Abe Finkelstein
Title:	Director

By:	/s/ Asaf Ben Zeev
Name:	Asaf Ben Zeev
Title:	General Counsel

[SIGNATURE PAGE TO COMPANY SUPPORT AGREEMENT]

Sincerely,

VINTAGE SECONDARY FUND II (CAYMAN) L.P.

By:	/s/ Abe Finkelstein
Name:	Abe Finkelstein
Title:	Director

By:	/s/ Asaf Ben Zeev
Name:	Asaf Ben Zeev
Title:	General Counsel

[SIGNATURE PAGE TO COMPANY SUPPORT AGREEMENT]

Sincerely,

VINTAGE SECONDARY FUND II (ISRAEL) L.P.

By:	/s/ Abe Finkelstein
Name:	Abe Finkelstein
Title:	Director

By:	/s/ Asaf Ben Zeev
Name:	Asaf Ben Zeev
Title:	General Counsel

[SIGNATURE PAGE TO COMPANY SUPPORT AGREEMENT]

Sincerely,

VINTAGE SECONDARY FUND III (CAYMAN) L.P.

By:	/s/ Abe Finkelstein
Name:	Abe Finkelstein
Title:	Director

By:	/s/ Asaf Ben Zeev
Name:	Asaf Ben Zeev
Title:	General Counsel

[SIGNATURE PAGE TO COMPANY SUPPORT AGREEMENT]

Sincerely,

VINTAGE SECONDARY FUND III (ISRAEL) L.P.

By:	/s/ Abe Finkelstein
Name:	Abe Finkelstein
Title:	Director

By:	/s/ Asaf Ben Zeev
Name:	Asaf Ben Zeev
Title:	General Counsel

[SIGNATURE PAGE TO COMPANY SUPPORT AGREEMENT]

Sincerely,

ZOHAR GILON LTD.

By:	/s/ Zohar Gilon
Name:	Zohar Gilon
Title:	Director

[SIGNATURE PAGE TO COMPANY SUPPORT AGREEMENT]

Sincerely,

MR. ZVIKA NETTER

By:	/s/ Zvika Netter

[SIGNATURE PAGE TO COMPANY SUPPORT AGREEMENT]

Acknowledged and Agreed:

ION ACQUISITION CORP 2 LTD.

By:	/s/ Anthony Reich
Name:	Anthony Reich
Title:	Chief Financial Officer

Acknowledged and Agreed:

INNOVID, INC.

By:	/s/ Zvika Netter
Name:	Zvika Netter
Title:	Chief Executive Officer

Schedule A

Stockholder Ownership of Company Capital Stock

Share Type	Number of Shares
Company Common Stock	[ ● ]
Series A Preferred Stock	[ ● ]
Series A-1 Preferred Stock	[ ● ]
Series B Preferred Stock	[ ● ]
Series B-1 Preferred Stock	[ ● ]
Series B-2 Preferred Stock	[ ● ]
Series C Preferred Stock	[ ● ]
Series D Preferred Stock	[ ● ]
Series E Preferred Stock	[ ● ]
Series F Preferred Stock	[ ● ]
Total	[ ● ]